Acquisition Activity	9 Months Ended
Sep. 30, 2011
Business Combinations [Abstract]
Acquisition Activity
11.   Acquisition Activity

First Franklin Corporation

As previously stated, on March 16, 2011, Cheviot Financial, and its wholly owned subsidiary, Cheviot Savings Bank, completed the acquisition of First Franklin and its wholly-owned subsidiary, Franklin Savings.  The acquisition was consummated in accordance with an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 12, 2010, by and among Cheviot Financial Corp., Cheviot Savings Bank, Cheviot Merger Subsidiary, Inc., First Franklin and Franklin Savings.

At the effective time of the acquisition, each share of common stock, par value $0.01 per share, of First Franklin (other than shares owned by First Franklin, Cheviot Financial, Cheviot Savings Bank and Merger Subsidiary) was converted into the right to receive $14.50 in cash.  Each First Franklin stock option outstanding at the time of the closing was converted into an amount of cash equal to the positive difference, if any, between $14.50 and the exercise price of such stock option.  The aggregate cash consideration paid in the acquisition (including the cancellation of stock options) was approximately $24.7 million.

The acquired assets and assumed liabilities were measured at estimated fair values, as required by the FASB under Business Combinations.  Management made significant estimates and exercised significant judgment in accounting for the acquisition.  Management measured loan fair values based on loan file reviews (including borrower financial statements or tax returns), appraised collateral values, expected cash flows and historical loss factors of Franklin Savings.  Real estate acquired through foreclosure was primarily valued based on appraised collateral values.  The Corporation also recorded an identifiable intangible asset representing the core deposit base of Franklin Savings based on management’s evaluation of the cost of such deposits relative to alternative funding sources.  Management used significant estimates including the average lives of depository accounts, future interest rate levels and the cost of servicing various depository products.  Management used market quotations to fair value investment securities and FHLB advances.

The business combination resulted in the acquisition of loans with and without evidence of credit quality deterioration.  First Franklin’s loans were deemed impaired at the acquisition date if Cheviot Financial did not expect to receive all contractually required cash flows due to concerns about credit quality.  Such loans were fair valued and the difference between contractually required payments at the acquisition date and cash flows expected to be collected was recorded as a nonaccretable difference.  At the acquisition date, Cheviot Financial recorded $25.0 million of purchased credit-impaired loans subject to a nonaccretable difference of $5.5 million.  The method of measuring carrying value of purchased loans differs from loans originated by the Corporation (originated loans), and as such, the Corporation identifies purchased loans and purchased loans with a credit quality discount and originated loans at amortized cost.

First Franklin’s loans without evidence of credit deterioration were fair valued by discounting both expected principal and interest cash flows using an observable discount rate for similar instruments that a market participant would consider in determining fair value. Additionally, consideration was given to management’s best estimates of default rates and payment speeds.  At acquisition, First Franklin’s loan portfolio without evidence of deterioration totaled $173.2 million and was recorded at a fair value of $171.6 million.

The following table summarizes the purchase of First Franklin as of March 16, 2011:

Purchase price
First Franklin common shares outstanding (in thousands)	1,693
Purchase price per share of First Franklin’s common stock	$14.50
Total value of the First Franklin’s common stock	$24,549
Fair value of outstanding employee stock awards, net of tax	131

Total purchase price	$24,680

Allocation of purchase price
Stockholders’ equity	$20,755

Pre-tax adjustments to reflect acquired assets and liabilities at fair value:
Loans receivable	(2,462)
Real estate owned	(750)
Office premises and equipment	1,970
Core deposit intangible	1,298
Certificates of deposit	(2,718)
Advances from the Federal Home Loan Bank	(838)
Contractual obligations	(4,390)
Other assets/liabilities	427
Pre-tax total adjustments	(7,463)

Deferred income tax benefits, net of valuation allowance	1,079
After-tax total adjustments	(6,384)
Fair value of net assets acquired	14,371

Goodwill resulting from the First Franklin acquisition	$10,309

The following condensed statement reflects the values assigned to First Franklin’s net assets as of the acquisition date:

March 16,
2011
(in thousands)

Assets:
Cash and cash equivalents	$20,480
Investment securities	15,618
Mortgage-backed securities	4,497
Loans receivable – net	196,519
Real estate acquired through foreclosure	2,404
Office premises and equipment	4,927
Goodwill and intangible assets	11,607

Other assets	21,509
Total Assets	$277,561

Liabilities:
Deposits	$221,528
Advances from the Federal Home Loan Bank	23,216
Other borrowings	1,490
Accrued expenses and other liabilities	6,647
Total liabilities	252,881

Fair value of net assets acquired	$24,680

The Corporation recorded goodwill and other intangibles associated with the purchase of First Franklin and Franklin Savings totaling $11.6 million.  Goodwill is not amortized, but is periodically evaluated for impairment.  The Corporation did not recognize any impairment during the quarter ended September 30, 2011.  The carrying amount of the goodwill at September 30, 2011 was $10.3 million.

Identifiable intangibles are amortized to their estimated residual values over the expected useful lives.  Such lives are also periodically reassessed to determine if any amortization period adjustments are required.  During the quarter ended September 30, 2011, no such adjustments were recorded.  The identifiable intangible asset consists of a core deposit intangible which is being amortized on an accelerated basis over the useful life of such asset. The net carrying amount of the core deposit intangible at September 30, 2011 was $1.1 million with $180,000 in accumulated amortization as of that date.

As of September 30, 2011, the current year and estimated future amortization expense for the core deposit intangible was:

2011	$90
2012	282
2013	206
2014	149
2015	116
2016	110
2017	110
2018	55
Total	$1,118